Loss Per Common Share	6 Months Ended
Jun. 30, 2019
Earnings Per Share [Abstract]
Loss per Common Share

Basic loss per common share is determined based on the weighted-average number of common shares outstanding during each period. Diluted loss per common share is the same as basic loss per common share as all common share equivalents are excluded from the calculation, as their effect is anti-dilutive.

We have shares underlying outstanding options, warrants, unvested RSUs and convertible notes that were excluded from the computation of diluted loss per share as their effect would have been anti-dilutive. These common share equivalents at June 30, 2019 and 2018 were as follows (in thousands):

	June 30,
	2019	2018
Options outstanding	1,082	1,001
Warrants outstanding	11,700	350
Unvested RSUs	-	322
Shares underlying convertible notes	11,096	-
	23,878	1,673